UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
Audiovox Corporation
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

180 Marcus Boulevard
Hauppauge, NY 11788

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2009

To our Shareholders:

The annual meeting of the shareholders of Audiovox Corporation (the “Company”) will be held at the Smithtown Sheraton, 110 Motor Parkway, Hauppauge, New York on Thursday, July 23, 2009 at 10:00 a.m. EST, for the following purposes:

1. To elect seven directors as set forth in the Proxy Statement;

2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2010; and

3. To transact such other business as may properly come before the meeting.

Shareholders of record as of the close of business on June 1, 2009 are entitled to notice of, to attend, and to vote at the annual meeting or any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at the Office of the Secretary, 180 Marcus Boulevard, Hauppauge, NY for at least ten (10) days prior to the meeting, and will also be available for inspection at the meeting.

As detailed in the Proxy Statement, you may vote your shares via the Internet, by telephone, by mail or by written ballot at the annual meeting. Voting your shares via the Internet is the most cost-effective method. If your shares are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Whether or not you plan to attend the annual meeting, we encourage you to vote your shares promptly using one of the methods discussed above. If you attend the annual meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card.

We hope to see many of you at our meeting in Hauppauge, New York.

BY ORDER OF THE BOARD OF DIRECTORS,

CHRIS LIS JOHNSON,
Secretary

Hauppauge, New York
June 11, 2009

AUDIOVOX CORPORATION
180 MARCUS BOULEVARD
HAUPPAUGE, NEW YORK 11788
631-231-7750

ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, JULY 23, 2009

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2009 ANNUAL MEETING
AND PROCEDURAL MATTERS

This proxy statement contains information about the annual meeting of shareholders of Audiovox Corporation. The accompanying proxy is solicited by the Board of Directors.

2009 Annual Meeting

The annual meeting of shareholders of Audiovox Corporation will be held at 10:00 a.m. EST on July 23, 2009 at the Smithtown Sheraton, 110 Motor Parkway, Hauppauge, NY 11788.

At the annual meeting, you will be asked:

•	to elect seven directors to the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

•	to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2010.

The Board of Directors knows of no other matters to be presented for action at the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Information About the Notice of Internet Availability of Proxy Materials

The proxy materials, including this proxy statement, a proxy card or voting instruction card, and the Company’s 2009 annual report, are being distributed and made available on or about June 12, 2009. In accordance with the rules and regulations of the Securities and Exchange Commission, the Company has elected to furnish our proxy materials to our shareholders on the Internet. On or about June 12, 2009, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to the Company’s shareholders of record on June 1, 2009. Shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. The Notice will also provide instructions on how to vote your shares. The Company may also elect to mail printed proxy materials to one or more shareholders.

The Notice will also provide instructions on how to inform the Company to send future proxy materials to you electronically by email or in printed form by mail. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email or printed form by mail will remain in effect until you terminate it. Choosing to receive future proxy materials by email will reduce the Company’s printing and mailing costs.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2009: The proxy statement and the Form 10-K of the Company are available at http://www.proxyvote.com.

Record Date; Shareholders Entitled to Vote

The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting was the close of business on June 1, 2009.

Voting

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the record date is necessary to constitute a quorum at the annual meeting. If your shares of Audiovox Class A Common Stock are held by a broker, bank or other nominee, you will receive instruction from them on how to vote your shares. Abstentions and broker non-votes are treated as present at the meeting and are therefore counted to determine a quorum. The annual meeting may be adjourned by a majority of the votes cast upon the question, whether or not a quorum is present. If a quorum is not present, the Chairman of the meeting may adjourn the meeting to another place, date or time, without notice other than announcement at the meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the annual meeting as originally notified.

If you hold shares of Audiovox Class A Common Stock in your own name, you may give instructions on how your shares are to be voted by following the telephone or internet voting procedures described on the proxy card, or, if you received a printed copy of the proxy materials, by marking, signing, dating, and returning the enclosed proxy card in the accompanying postage paid envelope.

A proxy, when properly completed and not revoked, will be voted in accordance with its instructions. If no voting instructions on a particular matter are given on a properly submitted and unrevoked proxy, the shares represented by the proxy will be voted on that particular matter as follows:

•	FOR the election as directors of the seven nominees named in this proxy statement under the caption “Nominees for Election as Directors”;

•	FOR the ratification of the appointment by the Audit Committee of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending February 28, 2010.

Vote Required

At the close of business on June 1, 2009, there were 20,604,460 outstanding shares of our Class A common stock, par value $.01 per share, and 2,260,954 outstanding shares of our Class B common stock, par value $.01 per share. At the annual meeting, each share of Class A common stock is entitled to one vote (whether in person or by proxy or pursuant to a shareholders’ consent) and each share of Class B common stock is entitled to ten votes (whether in person or by proxy or pursuant to a shareholders’ consent).

Class A directors are elected by the affirmative vote of a plurality of the votes of the Class A shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. The joint directors are elected by the Class A and Class B shareholders voting together. The ratification of the appointment of the independent registered public accounting firm must be approved by holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Mr. John J. Shalam, our Chairman of the Board, controls in excess of 50% of all outstanding votes and he intends to vote his shares to approve all of the matters to be voted upon at the meeting that are described in this proxy statement.

Board Recommendation

The Board of Directors recommends that an affirmative vote be cast in favor of each of the proposals listed in the proxy card and described in this proxy statement.

Voting Your Shares

The Board of Directors is soliciting proxies from our shareholders. By completing and returning the accompanying proxy, you will be authorizing Patrick M. Lavelle and Charles M. Stoehr to vote your shares. If your proxy is properly signed and dated it will be voted as you direct. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting. You may also vote your shares by mail, telephone or by the Internet as described on your proxy card.

Changing Your Vote By Revoking Your Proxy

Your proxy may be revoked at any time before it is voted at the annual meeting by giving notice of revocation to us, in writing, by execution of a later dated proxy or by attending and voting at the annual meeting. Simply attending the annual meeting, however, will not revoke your proxy; you must vote at the annual meeting.

Cost of Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to you. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees.

Stockholder Proposals and Director Nominations at Future Meetings

Proposals of shareholders intended to be presented at the next annual meeting of shareholders currently scheduled for July 22, 2010, must be received by the Secretary of the Company no later than April 16, 2010 for inclusion in the proxy statement. The proposals must comply with all applicable statutes and regulations.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Each of the nominees for director named below has continuously served as a director since the year indicated. The directors will hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Class A Directors are elected by the Class A Shareholders voting separately as a class. The joint directors are elected by the Class A and Class B Shareholders voting together; with the Class B Shareholders entitled to 10 votes per share and the Class A Shareholders entitled to one vote per share.

If any nominee becomes unable or unwilling to accept nomination or election, the proxies will be voted for another person designated by the Board of Directors. Management has no reason to believe that any of said nominees will be unable or unwilling to serve if elected to office. There are no family relationships among any of the Company’s directors or executive directors.

The following persons have been nominated and are proposed to be elected:

		Director
Name and Principal Occupation	Age	Since

CLASS A DIRECTORS
Paul C. Kreuch, Jr.*	70	1997
Executive Development Consultant
Dennis F. McManus*	58	1998
Telecommunications Consultant
Peter A. Lesser*	74	2003
Electronics Industry Consultant
Philip Christopher	60	1973
President, Chief Executive Officer, Personal Communications Devices, LLC.
JOINT DIRECTORS
John J. Shalam	75	1960
Chairman of the Board
Patrick M. Lavelle	57	1993
President and Chief Executive Officer
Charles M. Stoehr	62	1987
Senior Vice President and Chief Financial Officer

*	Member of the Audit and Compensation Committees

Information Regarding the Nominees and Other Directors

Paul C. Kreuch, Jr. was elected to the Board of Directors in February 1997. Mr. Kreuch is a Principal at Knightsbridge Advisors, Inc., a firm specializing in executive retained search, management consulting, and mergers and acquisitions. Prior to entering the search profession, Mr. Kreuch was a banker for over 34 years. Beginning his career at Pittsburgh National Bank and later Wachovia Bank and Trust Company in Winston-Salem, North Carolina. Mr. Kreuch joined Natwest Bancorp in 1982 and managed the US and Regional banking groups. He became head of corporate banking and was named President, CEO, and a member of the board of Natwest USA, a $17 billion subsidiary in 1991. Upon the sale of Natwest in 1996, Mr. Kreuch became a management consultant and executive search professional.

Dennis F. McManus was elected to the Board of Directors in March 1998. Mr. McManus is currently self-employed as a telecommunications consultant. From May 2001 to February 2005, he was fully employed by one of his clients, LSSI Corporation, as Vice President, New Product Marketing. Prior to that, Mr. McManus was employed by NYNEX Corp. (now Verizon) for over 27 years, most recently as a Senior Vice President and Managing Director. Mr. McManus held this position from 1991 through December 31, 1997.

Peter A. Lesser was elected to the Board of Directors in 2003. Mr. Lesser is the President of X-10 (USA) Inc., a wholesaler of electronic home control and security systems. Mr. Lesser is a founder of and has also served as a director and been a stockholder of X-10 Limited, the Hong Kong parent company of X-10 (USA) Inc. since 1979. X-10 Limited is a Bermuda corporation with headquarters in Hong Kong. He is a Member of the Executive Board of the Consumer Electronics Association. From 1997 through 1999, Mr. Lesser served as the President of the (electronic) Security Industry Association.

Philip Christopher has served as a Director of Audiovox or its predecessor since 1973. Up until November 1, 2004, Mr. Christopher had been Executive Vice President of Audiovox and Chief Executive Officer of Audiovox’s cellular subsidiary, Audiovox Communications Corp. From November 1, 2004 through June 30, 2008, Mr. Christopher was the CEO of UTStarcom Personal Communications, LLC. Since July 1, 2008, Mr. Christopher has served as the President and Chief Executive Officer of Personal Communications Devices, LLC. Mr. Christopher also serves on the Executive Committee of the Cellular Telephone Industry Association and the Board of Directors of New York Hospital, Queens.

John J. Shalam was elected Chairman of the Board of Audiovox Corporation on May 1, 2005. He has served as President, Chief Executive Officer and as a Director of Audiovox or its predecessor from 1960 through May of 2005. Since then, he has served as Chairman of the Board and Director of Audiovox. Mr. Shalam also serves as a Director of most of Audiovox’s operating subsidiaries. Mr. Shalam is on the Board of Industry Leaders of the Consumer Electronics Association.

Patrick M. Lavelle was elected President and Chief Executive Officer of Audiovox Corporation on May 1, 2005. He had been Vice President of Audiovox since 1980 and was appointed Senior Vice President in 1991. He was elected to the Board of Directors in 1993 and serves as a Director of most of Audiovox’s operating subsidiaries. Mr. Lavelle is the immediate Past Chairman of the Consumer Electronics Association’s Board of Directors. Mr. Lavelle is also a member of the Board of Trustees and Executive Committee of Marist College, Poughkeepsie, New York.

Charles M. Stoehr has been our Chief Financial Officer since 1979 and was elected Senior Vice President in 1990. Mr. Stoehr has been a Director of Audiovox since 1987 and also serves as a Director of most of Audiovox’s operating subsidiaries.

MANAGEMENT RECOMMENDS VOTING “FOR” THE ELECTION OF KREUCH, McMANUS, LESSER, CHRISTOPHER, SHALAM, LAVELLE AND STOEHR, AS DIRECTORS. UNLESS OTHERWISE DIRECTED BY A SHAREHOLDER, PROXIES WILL BE VOTED “FOR” THE ELECTION OF SUCH NOMINEES.

PROPOSAL TWO

RATIFICATION OF GRANT THORNTON LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors proposes that shareholders ratify the appointment by the Audit Committee of Grant Thornton LLP, as the independent registered public accounting firm for the fiscal year ending February 28, 2010. One or more representatives of Grant Thornton will be present at the annual meeting of shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Audit Committee has appointed the firm of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending February 28, 2010, subject to ratification of this appointment by the shareholders of the Company. Grant Thornton has audited the Company’s financial statements since fiscal 2003 and is considered by management of the Company to be well qualified. The firm has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company.

Principal Accounting Fees and Services

For the fiscal years ended February 29, 2008 and February 28, 2009, the Company paid or accrued the following fees to Grant Thornton LLP (and its affiliates) for services rendered during the year or for the audit in respect of that year:

Fee Type	2/28/09	2/29/08
	(In thousands)

Audit Fees(1)	$2,004	$1,703
Audit-Related Fees(2)	17	220
Tax Fees(3)	75	50
All Other Fees	—	—

Total	$2,096	$1,973

(1)	Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. It also includes fees for statutory audits of our international subsidiaries for the respective fiscal years.

(2)	Audit-Related Fees comprise fees for services that reasonably relate to the performance of the audit or review of the Company’s financial statements including the support of business acquisitions and the audit of the Company’s employee benefit plans.

(3)	Tax Fees comprise fees for tax compliance, tax planning and tax advice.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by Grant Thornton LLP is compatible with maintaining auditor independence. In 2003, the Audit Committee adopted a policy concerning approval of audit and non-audit services to be provided by Grant Thornton LLP. The policy requires that all services Grant Thornton LLP may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Chairman of the Audit Committee may approve certain permitted non-audit services in between Committee meetings, which services are subsequently reported to and approved by the Audit Committee. In addition, for particular permitted services, the Chief Financial Officer may approve the engagement of Grant Thornton LLP provided such engagement will amount to fees of less than $50,000 and such engagement is reported to the Chairman of the Committee and reported to and ratified by the Committee at its next meeting.

All of the services for Audit and Audit-Related Fees, Tax Fees and All Other Fees referenced above were approved by the Audit Committee pursuant to Rule 2-0i(c)(7)(i)(C) of Regulation S-X under the Securities Act of 1933, as amended.

Pre-Approval of Audit and Non-Audit Services

Approval by the shareholders of the appointment of the independent registered public accounting firm is not required, but the board believes that it is desirable to submit this matter to the shareholders. If holders of a majority of our common stock present and entitled to vote on the matter do not approve the selection of Grant Thornton LLP, as our independent registered public accounting firm at the annual meeting, the selection of independent accountants will be reconsidered by the Audit Committee. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

The Audit Committee considered the compatibility of the non-audit services provided to us by Grant Thornton LLP in fiscal 2009 on the independence of Grant Thornton LLP from us in evaluating whether to appoint Grant Thornton LLP to perform the audit of our financial statements and internal controls for the fiscal year ending February 28, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2010.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Conduct

The Company operates in accordance with a plan of corporate governance that is designed to define responsibilities, set high standards of professionalism and personal conduct, and assure compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance and modifies its corporate governance plan accordingly.

It is the policy of the Company that it maintain a standard Code of Business Conduct, Ethics and a Whistleblower or Complaint Procedure that clearly define the organization’s expectations of its employees regarding ethical and honest business conduct and actions that represent a conflict of interest. The aforementioned Code of Conduct and Whistleblower policy aids management in preventing and identifying possible fraudulent acts within the Company. The Company’s Code of Business Conduct and Ethics for Officers and Directors (the “Code of Ethics”) prohibits our directors, named executive officers (“NEOs”), other officers and key accounting and finance personnel from buying or selling our common stock for at least three business days after material nonpublic information is released to the public or fifteen days prior to the end of each fiscal quarter through three business days after the Company’s quarterly and annual earnings release. The Company communicates to all of its employees its Code of Conduct and Ethics and maintains a posting of such policies on its corporate website. The Company does not have a formal written compensation recovery policy. However, it reserves the right to create such a policy in the future.

Board of Directors

The Board of Directors has standing audit and compensation committees, and may also, in accordance with the Company’s Bylaws, appoint other committees from time to time. Inasmuch as the Company is a “Controlled Company” under Rule 4350(c)(5) of the NASD Manual, the board does not have a standing nominating committee. Each committee has a written charter. Any of these documents will be provided in print to any shareholder who submits a request in writing to the Company’s Secretary, Audiovox Corporation, 180 Marcus Boulevard, Hauppauge, New York 11788.

The Board of Directors held four (4) meetings and acted by consent thirteen (13) times during the fiscal year ended February 28, 2009. Each member of the Board of Directors is expected to make a reasonable effort to attend all meetings of the Board and its committees, as well as the annual meeting of shareholders. All of the directors, except for Philip Christopher, attended last year’s annual meeting of shareholders. Each director attended 75% or more of the aggregate number of board and related committee meetings during the year.

Audit Committee

The Audit Committee, which held three (3) meetings and acted by consent two (2) times during the fiscal year ended February 28, 2009, currently consists of three members, namely, Paul C. Kreuch, Jr., Chairman, Dennis F. McManus, and Peter A. Lesser. The Board of Directors has determined that each of the three members meet the appropriate tests for independence, including those set forth in the NASDAQ corporate governance rules. All Audit Committee members possess the required level of financial literacy and the Board of Directors has determined that at least one member of the Audit Committee, Mr. Paul C. Kreuch, Jr., meets the current standard of “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

The Audit Committee operates pursuant to the Audiovox Corporation Audit Committee Charter. The Company’s independent auditors report directly to the Audit Committee. The Audit Committee, consistent with the SEC rules, meets with management and the auditors prior to the filing of the officer certifications with the SEC to receive information concerning, among other things, any significant deficiencies in the design or operation of internal controls.

Compensation Committee

The Compensation Committee, which held two (2) meetings and acted by consent one (1) time during the fiscal year ended February 28, 2009, currently consists of three members, namely, Messrs. Lesser, Chairman, Kreuch and McManus. The board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee has the responsibility for establishing, implementing and monitoring adherence to the Company’s executive compensation policies and practices; overseeing and administering the Company’s stock option plan and restricted stock plans; and approving equity awards and non-equity awards for all employees. The Committee’s responsibilities are further defined in the Committee’s charter.

Stock Ownership Guidelines

The Company does not have any, nor does it plan to adopt in the near future, equity ownership targets for its NEOs or other executives to maintain a personal ownership position in the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is currently comprised of three independent directors, Peter A. Lesser, Paul C. Kreuch, Jr. and Dennis F. McManus.

Communications with Directors

Shareholders who wish to communicate with our directors to report complaints or concerns may do so by writing to them c/o Secretary, Audiovox Corporation, 180 Marcus Boulevard, Hauppauge, NY 11788, or by sending an email to secretary@audiovox.com. Such comments or questions will be referred to members of the Audit Committee. All other questions or comments will be referred to the appropriate director.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CDA”) describes our compensation philosophy, policies and practices with respect to our Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”) and the other individuals named in the “Summary Compensation Table” below, who are collectively referred to as the Named Executive Officers (“NEOs”) for the fiscal year ended February 28, 2009. It includes information regarding the Company’s overall compensation objectives and each element of compensation that we provide.

The principal elements of our executive compensation programs are base salary, annual performance based cash bonuses, short-term and long-term equity incentive awards in the form of stock options, a deferred compensation program, supplemental executive term life insurance and disability plans, certain perquisites and other benefits such as a 401(k) and Profit Sharing Plan with employer matching contributions, a Cash Bonus Profit Sharing Plan and health and welfare plans that are generally available to all of our salaried employees. The Company’s objective is that the total compensation paid to executive officers and other employees should be competitive with the compensation provided to other persons with similar levels of responsibility at companies of similar size, complexity, revenue and growth potential. The Company’s executive compensation practices recognize the caliber, level of experience and performance of management and include meaningful incentives to maximize long term shareholder value while achieving the Company’s short term financial objectives.

The Compensation Committee, which we refer to in this discussion as the “Committee” reviews and approves compensation for the Company’s PEO, PFO, other NEOs and directors, subject to Board of Director approval. Periodically, the Committee reviews relevant competitive data provided by third party compensation professionals, the internal human resource department and the observations and recommendations of the Company’s executive management. In addition, the PEO submits recommended compensation levels for other executive officers of the Company to the Committee for its review and approval. The Committee has the discretion to modify any compensation recommendations by management.

The Role of Company Executives in the Compensation Process

Although the compensation process is managed and driven by and decisions are made by the Committee, the recommendations of certain Company executive officers are taken into account in connection with setting the compensation of other executive officers. As described above, the PEO makes initial recommendations with respect to executive officers other than himself. Executive officers also participate in the preparation of materials requested by the Committee for use and consideration at the Compensation Committee meetings.

Compensation Philosophy and Policies

The Committee has designed the Company’s compensation program to promote individual performance and to be competitive with market practices in order to attract, retain, and motivate talented individuals in the consumer electronics industry, taking into account relative size, performance and geographic location as well as individual responsibilities and performance. The Company’s compensation program also seeks to hold our executives accountable and reward them appropriately for the success of the Company. Accordingly, the Committee strives to create an executive compensation program that is competitive as well as reflective of Company-wide strategic objectives and individual performance.

The Committee recognizes that certain elements of compensation are better suited to achieving different compensation objectives. The Committee believes that: (i) base salaries, which are based on market practices of similar companies, are designed to attract and retain our executives; (ii) bonuses are designed to motivate our executives to achieve specific corporate and personal performance goals and to share in the Company profits; (iii) equity incentive awards are designed to align the interest of our executive officers and shareholders by (a) motivating and rewarding the executive officer when shareholder value increases and (b) reward the executive officer for continued future service; (iv) deferred compensation plans are designed to provide our executives with supplemental retirement benefits by permitting the deferral of additional salary and bonuses with a limited employer matching contribution; (v) supplemental executive term life insurance and disability plans are designed to provide our executives and their families with supplemental benefits in accordance with market practices, and; (vi) other elements of compensation are primarily based on market practices.

The Committee’s philosophy for other benefits, such as general retirement and health and welfare benefits, is to make these benefits available to employees on a non-discriminatory basis. The Company’s compensation philosophy is designed to structure its compensation policy so that executive compensation is dependent on the achievement of corporate objectives and on the long-term increases in shareholder value.

The Company’s executive compensation programs are designed to achieve the following objectives:

•	Offer a total compensation package that is competitive with the compensation levels and practices of peer companies;

•	Motivate and reward executives whose performance is important to the Company’s continued growth, profitability and success;

•	Align a portion of executive compensation to the Company’s financial strategic objectives and the executive’s individual contributions toward those objectives;

•	Align the interest of the Company’s executives with the long term interests of its shareholders;

•	Motivate executives to work together to achieve corporate goals by linking the annual cash incentives to the achievement of those corporate goals; and,

•	Provide incentives that promote executive retention.

The Company has engaged performance compensation consultants in the past to assist the Committee in reviewing the compensation programs for its executive officers and other officers of the Company. The consultants provided the Committee with relevant market data and alternatives to consider when making compensation decisions regarding the PEO, PFO and the Company’s other executives. The review encompassed total compensation components, peer compensation levels and the link between cash incentive compensation, plan results and Company performance and included executive compensation trends and developments which were reviewed by the Company’s Board of Directors. One of the recommendations considered was to continue to utilize stock-based compensation, profit sharing and other forms of equity and non-equity awards to motivate and retain its executives.

Principal Elements of our Executive Compensation Programs

This section describes the various elements of our compensation programs for our NEOs, with a discussion of the Committee’s reasons for including a particular item in the compensation program. The Company’s executive compensation program has five principal components that are discussed below.

Executive Base Salary

The Company provides our NEOs and other employees with a base salary to compensate them for services rendered during the fiscal year. Annual base salary ranges are determined for each executive, on a case-by-case basis, based on the position, the individual level of responsibility and performance, and the unique value and historical contributions made to the Company’s success. The Committee reviews salaries each year as part of the Company’s annual performance review process as well as upon a promotion or other change in job responsibility. In addition, the base salaries of our NEOs and other employees are periodically reviewed and measured against market data provided by outside consultants and the Company’s internal human resources group. The Committee reviews base salary recommendations from the PEO for our other executive officers other than the PEO. Based upon this review process, the Committee approves base salaries for our executive officers. The Committee believes that the base salaries for our executive officers are based on levels commensurate with competitive amounts paid to executives with comparable qualifications at companies engaged in similar businesses or in the same region and of similar size.

Executive Incentive Bonus Plan

Executive bonuses are used to motivate individuals and to reward our executives for the achievement of the Company’s financial objectives and their individual performance goals. Bonus formulas are approved by the Committee at the beginning of the fiscal year and are paid on an annual basis after the completion of the fiscal bonus year. Under our bonus programs, the Chairman of the Board and the Chief Financial Officer’s bonuses are based upon the Company’s pre-tax earnings, except for extraordinary items.

For fiscal 2009, Mr. Shalam’s bonus was 3% of consolidated pre-tax earnings of the Company and Mr. Stoehr’s bonus was .75% of consolidated pre-tax earnings. The Chief Executive Officer’s bonus required attainment of targeted pre-tax earnings of the Company for fiscal 2009 (see section on Employment Agreements for further discussion). As the Company experienced a pre-tax loss during fiscal 2009, bonuses were not paid for these executives.

For fiscal 2009, Mr. Malone’s bonus was determined by multiplying the return on sales percentage by the pre-tax income (if applicable) of Audiovox Electronics Corp. The return on sales percent is capped at five (5%) percent with a guaranteed minimum annual aggregate salary and bonus of $500,000. For fiscal 2009, Audiovox Electronics Corp. had a pre-tax loss. Mr. Malone earned a bonus of $247,500 as a result of the guaranteed minimum, which was subject to adjustment per the Overhead Reduction Program outlined below.

Mrs. Shelton’s bonus is determined by the achievement of individual performance goals (as determined by the PEO) plus $30,000 upon the achievement of consolidated pre-tax earnings of $5,000,000, plus $40,000 upon the achievement of consolidated pre-tax earnings of $10,000,000, $20,000 upon the achievement of consolidated pre-tax earnings of $20,000,000, and $20,000 upon the achievement of consolidated pre-tax earnings of $30,000,000. For fiscal 2009, Mrs. Shelton earned a bonus of $54,000.

Other executive officers’ bonuses are based on a target of 20% of the executive’s base salary. The Committee based 50% of the executive officers’ bonus on the achievement of corporate profitability targets during the fiscal year and 50% of the bonus was based on achievement of individual performance targets. The Committee believes that incentive cash bonuses should have an individual component that an executive directly contributes to and a corporate component that an executive indirectly contributes to. Individual performance objectives are determined by the executive officer to which the potential bonus recipient reports. At times, the Committee will approve additional discretionary cash bonus awards that the PEO recommends for certain executives based on individual performance levels that exceed expectations or for the successful completion of special strategic projects or events. During fiscal 2009, the other executive officers’ bonuses were zero.

The Committee also reviews the unique circumstances involved in the recruitment of the Company’s executive officers and will approve the payment of hiring bonuses if, in the judgment of the Committee, such payments are necessary to successfully recruit certain executives.

Executive Stock Based Compensation Awards

The Company’s Stock Based Compensation Incentive Plan (the “Stock Based Incentive Plan”) encourages participants to focus on long-term Company performance and provides an opportunity for our executives and designated key employees to increase their ownership in the Company through grants of the Company’s common stock or grants of stock options. The Stock Based Incentive Plan provides for restricted stock grants and option grants to executive officers, employees and outside directors. The purposes of the Company’s Stock Based Incentive Plan is to provide additional incentive to our executives, directors, and other employees whose substantial contributions are essential to the continued growth and success of the Company’s business. Grants of stock or options are designed to strengthen their commitment to the Company, to motivate such persons to faithfully and diligently perform their responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. Additionally, the purpose of the Stock Based Incentive Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased common stock ownership by our executives and the members of the board who are not employees of the Company who drive, direct and execute the Company’s strategic objectives.

The Committee administers the Company’s Stock Based Incentive Plan for our executive officers, employees, and outside directors. Stock based compensation is primarily composed of stock option grants and is intended to focus our executives on creating long-term stockholder value. The Committee will periodically grant stock options to executives who are responsible for designing and implementing the Company’s long-range strategic plan. At its discretion, the Committee also grants options based on individual and corporate achievements. Under these plans, the Committee grants options to purchase common stock, with an exercise price equal to or above the fair market value of the common stock on the date of grant. To date, the Committee has never elected to re-price outstanding options. The Committee believes that providing stock options to the executive officers, who are responsible for the Company’s management and growth, gives them an opportunity to own the Company’s stock and better aligns their interests with the interests of our shareholders. The Plan also promotes the retention of our executives due to the vesting provisions of the option grant and the potential upside for stock price appreciation. Recent option grants vest over a pre-determined period and expire two or three years from grant date.

The Committee approves grants made to the PEO, PFO, directors and other executive officers and, in certain cases, recommends grants to the entire board for its approval. The Committee determines the number of shares underlying each stock option grant based upon the executive level and years of service, the Company’s performance and the executive’s individual roles and responsibilities. As discussed above, the Company typically reviews salaries, bonuses, other benefits and stock option grants on an annual basis. This process typically begins during the fourth quarter and is completed before the fiscal year end or shortly thereafter. The Committee determined that options would typically be granted annually in each fiscal year. In addition, in the event that an executive officer or a designated key employee is hired during the year, the Committee may make a discretionary grant at the commencement of employment.

For these reasons, the Committee considers stock options as an important element of compensation when it reviews our executive officer compensation programs.

Executive Deferred Compensation Plan

The Company has a nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) for a select group of executives, including the NEOs. The Plan is intended to provide certain executives the ability to defer additional salary and bonuses, in addition to those amounts that are permitted to be deferred under the Company’s 401(k) and Profit Sharing Plan. The Deferred Compensation Plan provides for an employer matching contribution equal to 25% of the employee deferrals up to $20,000 or a maximum employer matching contribution of $5,000 per year, which vests immediately. For fiscal 2009, the employer matching contribution was temporarily suspended in connection with the Overhead Reduction Program outlined below. Except for Mr. Lavelle’s compensation arrangement, the Company is under no obligation to set aside any additional funds for the purpose of making payments under the Plan. In accordance with Mr. Lavelle’s fiscal 2009 compensation arrangement, the Company is required to contribute $250,000 annually into a separate deferred compensation account (the “Lavelle Account”) on his behalf and benefit. The employer contributions into this account are invested by the Company in certain mutual funds. All earning and losses are allocated directly to this account and all employer contributions and earnings thereon vest immediately. Contributions and earnings and the total account balance on this account as of the end of the 2009 fiscal year are shown in the Nonqualified Deferred Compensation table for Mr. Lavelle on page 20 of this proxy statement.

The Deferred Compensation Plan is not intended to be a qualified plan under the provisions of the Internal Revenue Code. All compensation deferred under the Plan is held by the Company in a “Rabbi” investment trust and invested by the participant among a number of mutual funds. Earnings and losses are allocated to the participant’s individual account. Company contributions are vested immediately. The Committee has the option of amending or terminating the Plan at any time. Contributions and earnings on those contributions and total account balances as of the end of the 2009 fiscal year are shown for our NEOs in the Nonqualified Deferred Compensation table on page 20 of this proxy statement.

Perquisites and Other Benefits

Our executives are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and disability insurance plans, our 401(k) and profit sharing plan, the Cash Bonus Profit Sharing Plan, in each case on the same basis as our other employees. In addition, certain executives, including our NEOs, receive additional benefits, including supplemental life insurance, supplemental short-term and long-term disability benefits, car allowances or mileage reimbursements, and reimbursement of business related expenses.

Tax and Accounting Implications of the Executive Compensation Program

It is the Committee’s goal that the Company’s executive compensation programs maximize the benefit of tax laws and accounting requirements, while meeting the Company’s compensation policies and objectives. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the Company’s PEO or other NEOs. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualified performance based” compensation. The Committee believes it is desirable and in the Company’s best interest to deduct compensation payable to our executive officers. Accordingly, the Committee considers the anticipated tax treatment to our Company and our executive officers in the review and establishment of compensation programs and payments. The Committee will continue to monitor the executive compensation programs to preserve the related Federal income tax deductions.

The board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company’s efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

We adopted Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”) effective December 1, 2005. In determining equity compensation awards for fiscal 2009, we generally considered the potential expense of our compensation awards under SFAS No. 123R and the impact on earnings per share. We concluded that the award levels are in the best interests of our shareholders given competitive compensation practices among our peer companies, the awards’ potential expense, our performance and the impact of the awards on executive motivation and retention.

Severance and Termination Benefits

With the exception of Mr. Lavelle’s Employment Agreement (as defined below), we do not have a formal written severance plan or severance agreement with any executive, including our NEOs. However, we have in the past and may in the future provide severance benefits to our executives on a case-by-case basis, after taking into consideration the reason for termination and other factors present at the time of separation. The Company does not have any formal written agreements with any of our executives as it relates to change in control benefits or payments. However, the Committee reserves the right to enter into such arrangements with our NEOs.

Employment Agreements

On June 11, 2007 the Company’s Board of Directors authorized and approved a three-year employment contract effective March 1, 2007 with Mr. Patrick M. Lavelle (the “Employment Agreement”). A copy of the Employment Agreement was filed as Exhibit 10 to the Company’s Report on Form 8-K filed on June 15, 2007 with the Securities and Exchange Commission.

The Employment Agreement will be automatically renewed for successive one year periods unless either party notifies the other of his or its intention not to renew the Employment Agreement not less than one hundred eighty (180) days prior to the expiration of the initial or any renewal term, as the case may be.

During the term of the Employment Agreement the Company will pay Mr. Lavelle an annual base salary of Seven Hundred Fifty Thousand Dollars ($750,000) per annum. Pursuant to the Employment Agreement, Mr. Lavelle, effective as of the first fiscal year the Company achieves any year-end pre-tax profit, and for each fiscal year thereafter during the employment period, shall have credited to the Lavelle Account Two Hundred Fifty

Thousand Dollars ($250,000) for Mr. Lavelle’s benefit, which sum shall be in addition to any other amounts that the Company may be required to pay for Mr. Lavelle’s benefit under any deferred compensation plan established for the benefit of Mr. Lavelle and/or any other key executives of the Company.

In addition, the Company will pay Mr. Lavelle an annual bonus of Two Hundred Fifty Thousand Dollars ($250,000) for each and every Five Million Dollars ($5,000,000) of pre-tax profit earned by the Company above $5,000,000 during the fiscal year. In addition, the Employment Agreement provides for an annual discretionary merit based bonus, at the sole discretion of the board, based on the Company’s performance.

In the event of the termination of Mr. Lavelle’s employment, by the Company with or without cause, by Mr. Lavelle with or without good reason or by virtue of Mr. Lavelle’s death or disability, Mr. Lavelle will be entitled to certain payments, continuation of benefits and vesting of stock based compensation depending on the reason for termination as more specifically set forth in the Employment Agreement.

Mr. Lavelle is subject to a confidentiality restriction during his employment and thereafter, and to non-compete, non-solicitation and non-disparagement restrictions during his employment and for 24 months following termination.

The above is a summary of the terms of the Employment Agreement and is qualified in its entirety by reference to the Employment Agreement.

Overhead Reduction Program

In January 2008, our PEO put into place a broad overhead reduction plan across all internal departments. This plan was modified during fiscal 2009 and remains in effect as of the date of this report. The plan occurred in various phases. The initial component provided for a temporary mandated 10% reduction in base salary of our Senior Vice Presidents and above. The remaining components initiated during the fourth quarter of fiscal 2009 mandated the following additional reductions:

•	The Chairman received additional reductions to total 25% during fiscal 2009. Effective in March of 2009, he will temporarily forego all but $8,136 of his annual salary.

•	The Chief Executive Officer received additional reductions for a total reduction of 25% in base salary.

•	Divisional Presidents received additional reductions for a total reduction of 15% in base salary (including guaranteed minimums, if applicable).

•	Vice Presidents received a reduction of 10% in base salary to mirror those previously implemented for Senior Vice Presidents.

•	All other employees received a reduction of 10% in base salary.

When the reduction program is ended, base salaries will be restored prospectively. Accordingly, the pro-rated impact of base salary reductions for executives presented are reflected in the Salary column in the Fiscal 2009 Summary Compensation Table.

As part of the Overhead Reduction Program, the Company temporarily suspended the matching portion related to the Company’s 401(k) Plan and Deferred Compensation Plan outlined in their respective sections of this proxy.

401(k) and Profit Sharing Plan

The Company has a 401(k) plan for eligible employees. The Company matches a portion of the participant’s contributions in the amount of 50% of elective deferrals up to a maximum of 6% of eligible compensation after three months of service. Shares of the Company’s common stock are not an investment option in the Savings Plan and the Company does not use such shares to match participants’ contributions.

The Company also has a Profit Sharing Plan that allows the Company to make discretionary profit sharing contributions for the benefit of participating employees, including the NEOs, for any fiscal year in an amount determined by the Board of Directors. Whether or not the Board of Directors makes a discretionary contribution, the size of the contribution is dependent upon the performance of the Company. A participant’s share of the discretionary contribution is determined pursuant to the participant’s eligible wages for the fiscal year as a percentage of eligible wages for all participants for the fiscal year. During fiscal 2009, the board did not make a discretionary profit sharing contribution to the Plan.

Cash Bonus Profit Sharing Plan

The Company has a Cash Bonus Profit Sharing Plan that allows the Company to make profit sharing contributions for the benefit of eligible employees, including NEOs for any fiscal year in an amount not to exceed 3.5% of pre-tax profits or $2.5 million. If pre-tax profits in any given fiscal year do not exceed $3 million, there will be no contribution to the Cash Bonus Profit Sharing Plan for that fiscal year. The size of the contribution is dependent upon the performance of the Company. A participant’s share of the contribution is determined pursuant to the participant’s eligible wages for the fiscal year as a percentage of eligible wages for all participants for the fiscal year. The Company did not make a cash bonus profit sharing contribution for fiscal 2009 as the Company did not achieve pre-tax profits in excess of the Cash Bonus Profit Sharing Plan limits.

Measuring Company Performance for Compensation Purposes

The value of our stock options is based upon the Company’s performance, as reflected in the price of its stock and is believed to best reflect the longer-term performance of the Company. Bonuses and other performance-based incentives are based on revenue, operating income targets or pre-tax profits established in connection with the annual budgeting process, or achieving certain strategic goals and are believed to best reflect the short-term performance of the Company.

Compensation Committee Report

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference therein.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Compensation Committee

Peter A. Lesser, Chairman
Paul C. Kreuch, Jr.
Dennis F. McManus

Fiscal 2009 Summary Compensation Table

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
					Option	Incentive	Deferred	All Other
Name and		Salary	Bonus	Stock	Awards	Plan	Compensation	Compensation
Principal		(1)(6)	(2)	Awards	(3)	Compensation	Earnings	(4)	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Patrick M. Lavelle	2009	$925,160	—	—	$36,000	—	—	$24,620	$985,780
President and Chief	2008	$982,691	$500,000	—	$81,500	—	—	$24,489	$1,588,680
Executive Officer	2007	$1,000,000	—	—	—	—	—	$18,245	$1,018,245

Charles M. Stoehr	2009	$360,000	—	—	$18,000	—	—	$25,632	$403,632
Senior Vice President	2008	$393,846	$89,887	—	$40,750	—	—	$28,087	$552,570
and Chief Financial	2007	$400,000	$16,819	—	—	—	—	$25,193	$442,012
Officer

Thomas C. Malone	2009	$202,500	$247,500	—	$18,000	—	—	$22,644	$490,644
Senior Vice President	2008	$209,769	$196,667	—	$40,750	—	—	$32,546	$479,732
	2007	$165,000	$423,927	—	—	—	—	$27,153	$616,080

Loriann Shelton	2009	$268,350	$54,000	—	$18,000	—	—	$25,737	$366,087
Senior Vice President	2008	$280,246	$74,546	—	$40,750	—	—	$26,244	$421,786
	2007	$276,296	$48,462	—	—	—	—	$19,983	$344,741

C. David Geise	2009	$324,038	—	—	$18,000	—	—	$20,935	$362,973
Senior Vice President	2008	$220,764	$22,500	—	$40,750	—	—	$22,910	$306,924
	2007	$21,635	—	—	—	—	—	$1,883	$23,518

John J. Shalam(5)	2009	$345,000	—	—	$36,000	—	—	$61,827	$442,827
Chairman of the	2008	$438,461	$59,547	—	$81,500	—	—	$58,321	$637,829
Board	2007	$450,000	$67,274	—	—	—	—	$34,043	$551,317

(1)	The Company deferred $250,000, $244,230 and $250,000 in Fiscal Years 2009, 2008 and 2007, respectively, of Mr. Lavelle’s salary into a special deferred compensation account (the “Lavelle Account”), see further discussion in the non-qualified deferred compensation plan table. Each of the NEOs, except our PEO, contributed a portion of their salary to the Company’s 401(k) and Profit Sharing Plan.

(2)	Refer to CD&A for a further discussion on the bonus calculations for our NEOs. The 2008 bonus amounts for John J. Shalam and Charles M. Stoehr reflect minor adjustments as a result of a post-audit adjustment paid after the distribution of last year’s proxy statement.

(3)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year for the fair value of stock options granted to each of our NEOs in accordance with SFAS 123R. For additional information on the valuation assumptions with respect to the 2009 grants, refer to note 1 of the Company’s financial statements in the Form 10-K for the year ended February 28, 2009. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the NEOs.

(4)	See the All Other Compensation Table below for additional information.

(5)	Mr. Shalam, Chairman of the Board, is not an executive officer of the Company.

(6)	In January 2008, our PEO put into place a broad overhead reduction plan across all internal departments for the remainder of fiscal 2008, fiscal 2009, and continuing into fiscal 2010 (see Overhead Reduction Program for further details). The plan consisted of various components including temporary mandated reductions in base salary of all employees relative to position.

All Other Compensation Table

The following table describes each component of the All Other Compensation column in the Summary Compensation Table.

				Employer
			Employer	Contributions
		Value of	Contributions	Relating to
		Supplemental Life	Relating to	Cash Bonus
	Auto	Insurance	Employee	Profit Sharing
Name of Executive	Allowance	Premiums(1)	Savings Plan(2)	Plan(3)	Total

Lavelle	$17,286	$3,109	$4,225	—	$24,620
Stoehr	$14,743	$4,410	$6,479	—	$25,632
Malone	$12,460	$2,700	$7,484	—	$22,644
Shelton	$11,998	$2,456	$11,283	—	$25,737
Geise	$10,005	$3,367	$7,563	—	$20,935
Shalam	$39,173	$15,292	$7,362	—	$61,827

(1)	This column represents taxable payments made to the named executives to cover premiums for a $1,000,000 life insurance policy and supplemental disability insurance, which are owned by each executive.

(2)	This column represents (a) Company matching contributions to the NEOs 401(k) and Profit Sharing Plan of 50% of the executives’ elective deferral up to a maximum of 6% of the executives’ compensation, as defined in the Plan’s agreement; and (b) Company matching contributions to the NEOs Deferred Compensation account equal to 25% of the executives’ elective deferrals, with a maximum contribution of $5,000. See page 20 for a further description of the Company contributions related to the nonqualified deferred compensation plan.

(3)	This column represents Company contributions to the NEOs in connection with the Company’s Cash Bonus Profit Sharing Plan during fiscal 2009.

Grants of Plan Based Awards during Fiscal 2009

The following table discloses the actual number of restricted stock awards and stock options granted and the grant date of those awards. It also captures potential future payouts under the Company’s non-equity and equity incentive plans.

								All Other	All other
								Stock	Option
								Awards:	Awards:	Exercise
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Price of
		Plan Awards			Plan Awards			Stock or	Underlying	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options(1)	Awards(2)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Lavelle	10/13/2008	—	—	—	—	—	—	—	25,000	$4.83
Stoehr	10/13/2008	—	—	—	—	—	—	—	12,500	$4.83
Malone	10/13/2008	—	—	—	—	—	—	—	12,500	$4.83
Shelton	10/13/2008	—	—	—	—	—	—	—	12,500	$4.83
Geise	10/13/2008	—	—	—	—	—	—	—	12,500	$4.83
Shalam	10/13/2008	—	—	—	—	—	—	—	25,000	$4.83

(1)	This column shows the number of stock options granted in fiscal 2009 to our NEOs. These options vested one-half on November 30, 2008 and one-half on February 28, 2009 and expire two years from the respective vesting dates.

(2)	This column shows the exercise price for the stock options granted, which was the closing price of Audiovox stock on October 10, 2008. These options had a fair value on the grant date of $133,200 which was calculated using the Black Scholes value on the grant date of $1.44 per option. The fair value shown for option awards are accounted for in accordance with SFAS 123R. For additional information on the valuation assumptions, refer to note 1 of the Company’s financial statements in the Form 10-K for the year ended February 28, 2009.

Outstanding Equity Awards at 2009 Fiscal Year End

The following table sets forth outstanding stock option awards classified as exercisable and unexercisable as of February 28, 2009, for the NEOs.

	Option Awards				Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
								Number of	Value of
								Unearned	Unearned
						Number of		Shares,	Share,
		Number of				Shares or		Units	Units or
		Securities				Units of		or Other	Other
		Underlying				Stock		Rights	Rights
		Unexercised		Option		That		That	That
		Options		Exercise	Option	Have Not		Have Not	Have Not
	Grant	Exercisable		Price	Expiration	Vested		Vested	Vested
Name	Date	(#)	(#)	($)	Date	(#)		(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Lavelle	9/9/99	200,000	—	$15.00	09/09/09	—	—	—	—
	8/2/07	8,333	—	$10.90	08/31/10	—	—	—	—
	8/2/07	8,333	—	$10.90	11/30/10	—	—	—	—
	8/2/07	8,334	—	$10.90	2/28/11	—	—	—	—
	10/13/08	12,500	—	$4.83	11/30/10	—	—	—	—
	10/13/08	12,500	—	$4.83	2/28/11	—	—	—	—
Stoehr	9/9/99	100,000	—	$15.00	09/09/09	—	—	—	—
	8/2/07	4,166	—	$10.90	8/31/10	—	—	—	—
	8/2/07	4,166	—	$10.90	11/30/10	—	—	—	—
	8/2/07	4,168	—	$10.90	2/28/11	—	—	—	—
	10/13/08	6,250	—	$4.83	11/30/10	—	—	—	—
	10/13/08	6,250	—	$4.83	2/28/11	—	—	—	—
Malone	8/2/07	4,166	—	$10.90	8/31/10	—	—	—	—
	8/2/07	4,166	—	$10.90	11/30/10	—	—	—	—
	8/2/07	4,168	—	$10.90	2/28/11	—	—	—	—
	10/13/08	6,250	—	$4.83	11/30/10	—	—	—	—
	10/13/08	6,250	—	$4.83	2/28/11	—	—	—	—
Shelton	9/9/99	15,000	—	$15.00	09/09/09	—	—	—	—
	8/2/07	4,166	—	$10.90	8/31/10	—	—	—	—
	8/2/07	4,166	—	$10.90	11/30/10	—	—	—	—
	8/2/07	4,168	—	$10.90	2/28/11	—	—	—	—
	10/13/08	6,250	—	$4.83	11/30/10	—	—	—	—
	10/13/08	6,250	—	$4.83	2/28/11	—	—	—	—
Geise	8/2/07	4,166	—	$10.90	8/31/10	—	—	—	—
	8/2/07	4,166	—	$10.90	11/30/10	—	—	—	—
	8/2/07	4,168	—	$10.90	2/28/11	—	—	—	—
	10/13/08	6,250	—	$4.83	11/30/10	—	—	—	—
	10/13/08	6,250	—	$4.83	2/28/11	—	—	—	—
Shalam	8/2/07	8,333	—	$10.90	8/31/10	—	—	—	—
	8/2/07	8,333	—	$10.90	11/30/10	—	—	—	—
	8/2/07	8,334	—	$10.90	2/28/11	—	—	—	—
	10/13/08	12,500	—	$4.83	11/30/10	—	—	—	—
	10/13/08	12,500	—	$4.83	02/28/11	—	—	—	—

Option Exercises and Stock Vested at 2009 Fiscal Year End

During fiscal year ended February 28, 2009, no NEOs exercised stock options and, consequently, this table has been omitted.

Nonqualified Deferred Compensation for Fiscal Year 2009

The table below provides information on the non-qualified deferred compensation of our NEOs:

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance at
	Contributions	Contributions in	Earnings in Last	Withdrawals/	February 28,
Name	in Fiscal 2009(1)	Fiscal 2009(2)	Fiscal 2009(3)	Distributions	2009

Lavelle	—	$250,000	$(11,760)	$303,633	—
Stoehr	—	—	—	—	—
Malone	$21,419	$3,949	$(133,883)	$14,443	$140,937
Shelton	$22,681	$4,015	$(95,578)	$34,680	$276,264
Geise	$5,625	$1,406	$(1,982)	$4,090	$960
Shalam	—	—	—	—	—

(1)	Represents contributions made by our NEOs into the Company’s deferred compensation plan. Such amounts are included in the salary or bonus column in the summary compensation table.

(2)	Represents Company matching contributions to or funding of the NEOs deferred compensation account. Such amounts are included in the All Other Compensation column in the Summary Compensation Table, except for the funding of Mr. Lavelle’s deferred compensation account, which is included in the Salary column in the Summary Compensation Table.

(3)	Represents interest, dividends and changes in market value of the NEOs and employer contributed funds.

Compensation of Directors

The following table discloses the cash, stock option awards, and other compensation earned, paid, or awarded to each of the Company’s directors during the fiscal year ended February 28, 2009.

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Paul C. Kreuch	$70,500	—	$2,880	—	—	—	$73,380
Dennis F. McManus	$49,500	—	$2,880	—	—	—	$52,380
Peter A. Lesser	$59,000	—	$2,880	—	—	—	$61,880

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of the Company’s Common Stock by all directors, nominees for election as directors, executive officers named in the tables under the caption “Executive Compensation,” and all directors and such executive officers as a group. Unless otherwise indicated, the principal address of each of the shareholders below is c/o Audiovox Corporation, 180 Marcus Blvd., Hauppauge, New York 11788. Except as otherwise provided, the table below relates to shares of the Company’s Class A Common stock. The content of the table is based upon information supplied by the Company’s named executive officers, directors and nominees for election as directors, and represents the Company’s understanding of circumstances in existence as of June 1, 2009.

	Number of Shares		Percent of
	Beneficially		Outstanding
Name and Address(1)	Owned(2)		Shares

John J. Shalam	4,098,834	(3)	17.9%
Philip Christopher, 555 Wireless Blvd., Hauppauge, NY 11788	784,474		3.3%
Patrick M. Lavelle	267,378		1.2%
Charles M. Stoehr	127,610		*
Loriann Shelton	40,020		*
Thomas C. Malone	25,000		*
C. David Geise	25,000		*
Paul C. Kreuch, Jr.	17,000		*
Dennis F. McManus	17,000		*
Peter A. Lesser	22,000		*

All directors and officers as a group (10 persons)	5,424,316		24.9%

*	Less than one (1%) percent.

(1)	Except as otherwise indicated by footnote, each named person claims sole voting and investment power with respect to the shares indicated.

(2)	The number of shares stated as “beneficially owned” includes stock options currently exercisable Mr. Shalam — 50,000, Mr. Christopher — 580,000, Mr. Lavelle — 250,000, Mr. Stoehr — 125,000, Ms. Shelton — 40,000, Mr. Malone — 25,000, Mr. Geise — 25,000, Mr. Kreuch — 17,000, Mr. McManus — 17,000 and Mr. Lesser — 22,000.

(3)	Includes 2,144,152 shares of Class B common stock (which are entitled to 10 votes per share) held by Mr. Shalam that he may convert into Class A common stock at any time. Excludes 116,802 shares of Class B common stock and 2,202 shares of Class A common stock that are held in irrevocable trusts for the benefit of Mr. Shalam’s three sons.

Security Ownership of More than Five Percent

The following table contains information with respect to ownership of the Company’s common stock by persons or entities that are beneficial owners of more than five percent of the Company’s Class A common stock. The information contained in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

	Number of Shares	Percent of
	Beneficially	Outstanding
Name and Address of Other 5% Holders of Class A Common Stock	Owned	Shares

Kahn Brothers LLC(1)	2,071,228	9.06%
555 Madison Avenue, 22nd Floor
New York, NY 10022
Donald Smith & Co., Inc.(2)	2,010,276	9.76%
152 West 57th Street
New York, NY 10019
The Baupost Group, LLC(3)	1,915,086	9.29%
10 St. James Avenue, Suite 1700
Boston, MA 02116
Dimensional Fund Advisors LP(4)	1,746,270	8.48%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746
Howson Tattersall Investment Counsel Limited(5)	1,508,075	7.30%
70 University Avenue, Suite 1100
Toronto, Ontario, Canada M5J 2M4
Mackenzie Financial Corporation(6)	1,415,721	6.87%
180 Queen Street West
Toronto, Ontario, Canada M5V 3K1

(1)	Information reported is derived from a Schedule 13G-A of Kahn Brothers LLC and filed with the Securities and Exchange Commission on February 9, 2009.

(2)	Information reported is derived from a Schedule 13G of Donald Smith & Co., Inc. and filed with the Securities and Exchange Commission on February 11, 2009.

(3)	Information reported is derived from a Schedule 13G-A dated February 12, 2009 of The Baupost Group, LLC and filed with the Securities and Exchange Commission on February 13, 2009.

(4)	Information reported is derived from a Schedule 13G-A dated February 9, 2009 of Dimensional Fund Advisors LP and filed with the Securities and Exchange Commission on February 9, 2009.

(5)	Information reported is derived from a Schedule 13D dated September 24, 2008 of Howson Tattersall Investment Counsel Limited and filed with the Securities and Exchange Commission on September 24, 2008.

(6)	Information reported is derived from a Schedule 13G dated January 15, 2009 of Mackenzie Financial Corporation and filed with the Securities and Exchange Commission on January 20, 2009.

Equity Compensation Plan

The following table provides certain information as of May 14, 2009 about Audiovox common stock that may be issued under Audiovox’s existing equity compensation plan.

Equity Compensation Plan Information

			Number of Securities
			Remaining Available for
	Number of Securities	Weighted Average	Future Issuance
	to be Issued Upon	Exercise Price of	Under Equity
	Exercise of	Outstanding	Compensation Plan
	Outstanding Options	Options	(Excluding Securities
Plan Category	and Rights	and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,436,834	$12.79	1,392,678
Equity compensation plans not approved by security holders	20,000	$15.00	—

Total	1,456,834	$12.82	1,392,678

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease some of our office, warehouse and distribution facilities from entities in which our Chairman owns controlling interests. The following table identifies leases that result in payments in excess of $120,000 to any of the related entities.

			Paid During Fiscal
			Year Ended
Real Property Location	Expiration Date	Owner of Property	2/28/09

150 Marcus Blvd	March 30, 2016	150 Marcus Blvd. Realty, LLC(1)	$739,260
Hauppauge, NY
555 Wireless Blvd	November 30, 2026	Wireless Blvd. Realty, LLC(2)	$521,496
Hauppauge, NY

(1)	Property owned by 150 Marcus Blvd. Realty, LLC, a New York limited liability company, of which John J. Shalam owns 99% and Mr. Shalam’s three sons own the remaining 1%.

(2)	Property owned or leased by Wireless Blvd. Realty, LLC, a New York limited liability company, owned 98% by the Shalam Long Term Trust, 1% by John J. Shalam and 1% by Mr. Shalam’s three sons. The Shalam Long Term Trust is a grantor trust of which Mr. Shalam is the Grantor and his three sons are the beneficiaries. In connection with the sale of substantially all of the assets relating to our wireless business to UTStarcom Inc. (“UTStarcom”) on November 1, 2004, Audiovox and UTStarcom entered into a sublease agreement for the space at 555 Wireless Boulevard, Hauppauge, New York which provides for a net monthly rent of $46,000 for five years. On July 1, 2008, Wireless Blvd. Realty, LLC received notice that a Permitted Transfer of the sublease (as that term is defined therein) to Personal Communication Devices, LLC had occurred.

We believe that the terms of each of the leases are no less favorable to us than those that could have been obtained from unaffiliated third parties. To the extent that conflicts of interest arise between us and such persons in the future, such conflicts will be resolved by a committee of disinterested directors.

David Shalam, the son of John J. Shalam, has served in various positions with Audiovox over the past 13 years. He currently serves as a Vice President of Operations. David Shalam’s annual aggregate compensation was $151,602 for the fiscal year ended February 28, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market (the “Nasdaq”). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions for the fiscal year ended February 28, 2009.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference therein.

Under the guidance of its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities for management’s conduct of the Company’s accounting and financial reporting processes and the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics.

Management has primary responsibility for the integrity of the Company’s financial information and the financial reporting process, including the system of internal control over financial reporting. Grant Thornton LLP, the Company’s independent registered public accounting firm, is responsible for conducting independent audits, in accordance with generally accepted auditing standards, of the Company’s financial statements and management’s assessment and effectiveness of internal controls. Grant Thornton LLP also has the responsibility of expressing an opinion on the financial statements of the Company.

As part of its oversight and responsibility, the Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended February 28, 2009 with management and Grant Thornton LLP;

•	discussed with Grant Thornton, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications; and

•	met with representatives of Grant Thornton LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

The Audit Committee has also received and reviewed the written disclosures from Grant Thornton LLP required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, has discussed the independence of Grant Thornton LLP and considered whether the provision of non-audit services by Grant Thornton LLP is compatible with maintaining auditor independence, and has satisfied itself as to the auditor’s independence.

Based upon the foregoing, as well as the Audit Committee’s review of the representations of management and Grant Thornton LLP, the Audit Committee is satisfied that its responsibilities under its charter for the year ended February 28, 2009 were met and that the financial reporting processes of the Company are functioning effectively and efficiently. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the February 28, 2009 audited financial statements and assessment of the effectiveness of internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009 filed with the Securities and Exchange Commission. The Audit Committee also instructed Grant Thornton LLP that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Paul C. Kreuch, Jr. Chairman
Dennis F. McManus
Peter A. Lesser

OTHER MATTERS

At the time of preparation of this Proxy Statement, neither the Board of Directors nor management know of any matters to be presented for action at the meeting other than as set forth in Proposals 1 and 2 of the Notice of Annual meeting and this Proxy Statement. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon according to their best judgment.

By order of the Board of Directors

CHRIS LIS JOHNSON
Secretary
Audiovox Corporation

Hauppauge, New York
June 11, 2009

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions (1) over the Internet, (2) by telephone, or (3) by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

AUDIOVOX CORPORATION
ATTN: CHRIS LIS JOHNSON
180 MARCUS BLVD.
HAUPPAUGE, NY 11788
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 7:00 P.M. Eastern Time on July 22, 2009. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Audiovox Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 7:00 P.M. Eastern Time on July 22, 2009. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and data your proxy card and return it in the postage-paid envelope we have provided or return it to Audiovox Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AUDIO1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AUDIOVOX CORPORATION		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
Vote on Directors		☐	☐	☐

1.	ELECTION OF DIRECTORS. To elect our board of seven directors.

Nominees:
Class A Shareholders vote:
01)	Paul C. Kreuch, Jr.
02)	Dennis F. McManus
03)	Peter A. Lesser
04)	Philip Christopher
Class A and B Shareholders vote:
05)	John J. Shalam
06)	Patrick M. Lavelle
07)	Charles M. Stoehr

Vote on Proposal	FOR	AGAINST	ABSTAIN

2 To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2010.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [ PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ê  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ê

AUDIOVOX CORPORATION
180 Marcus Boulevard
Hauppauge, New York 11788
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned appoints each, Patrick M. Lavelle and Charles M. Stoehr as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Audiovox Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual meeting of Shareholders of the Company to be held July 23, 2009, at the Smithtown Sheraton, 110 Motor Parkway, Hauppauge, NY 11788 at 10:00 a.m., or any adjournment or postponement thereof.
(Continued, and to be marked, dated and signed, on the other side)